EXHIBIT 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

COMPANHIA BRASILEIRA DE DISTRIBUIÇÃO (the “Company”) is filing with the U.S. Securities and Exchange Commission, on the date hereof, its annual report on Form 20-F for the fiscal year ended December 31, 2020 (the “Report”). Pursuant to Exchange Act Rules 13a – 14(b) or 15d – 14(b) and to 18 U.S.C. Section 1350 as enacted pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, I, Guillaume Marie Didier Gras, Chief Financial Officer, hereby certify that:

1.                      the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

2.                      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2021

By	/s/ Guillaume Marie Didier Gras
Name: Guillaume Marie Didier Gras
Title: Chief Financial Officer and Investor Relations Officer